UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2011

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Dana Holding Corporation (“Dana”) appointed Virginia A. Kamsky and Steven B. Schwarzwaelder to serve on Dana’s Board of Directors effective immediately. The Board of Directors has not determined at this time their expected committee assignments. On August 30, 2011, Dana issued a press release regarding these appointments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

99.1	Press Release dated August 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: August 30, 2011	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 30, 2011

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